VESSELS, DEFERRED DRYDOCK AND OTHER PROPERTY	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Vessels [Abstract]
Vessels

Note 6 — Vessels:

Vessel Impairments and Change in Useful Lives of Vessels

The Company gave consideration as to whether events or changes in circumstances had occurred since December 2015 that could indicate that the carrying amounts of the vessels in the Company’s International and U.S. Flag fleets may not be recoverable as of March 31, 2016. The Company concluded that no such events or changes in circumstances had occurred.

Vessel Sales and Acquisitions

There were no vessels sold or acquired during the quarters ended March 31, 2016 or 2015.

NOTE 6 — VESSELS, DEFERRED DRYDOCK AND OTHER PROPERTY:

Vessels and other property consist of the following:

As of December 31,	2015	2014
Vessels, at cost	$2,799,007	$2,804,179
Accumulated depreciation	(718,349)	(603,603)
Vessels, net	2,080,658	2,200,576

Other property, at cost	22,726	34,360
Accumulated depreciation and amortization	(18,525)	(21,719)
Other property, net	4,201	12,641

Total Vessels and other property	$2,084,859	$2,213,217

A breakdown of the carrying value of the Company’s vessels, excluding construction in progress, by reportable segment and fleet as of December 31, 2015 and 2014 follows:

As of December 31, 2015
			Net		Average	Number of
		Accumulated	Carrying		Vessel Age	Owned
	Cost	Depreciation	Value		(by dwt)	Vessels

International Flag Crude Tankers
VLCCs (includes ULCC)	$681,834	$(211,153)	$470,681		11.1	9
Aframaxes	270,246	(76,597)	193,649		10.6	7
Panamaxes	128,613	(14,113)	114,500		13.3	8
Total International Flag Crude Tankers	1,080,693	(301,863)	778,830	(1), (4)	11.3	24

International Flag Product Carriers
Aframax	73,681	(3,896)	69,785		1.4	1
Panamax	197,137	(47,182)	149,955		7.1	4
Handysize	291,380	(52,016)	239,364		10.2	13
Total International Flag Product Carriers	562,198	(103,094)	459,104	(2), (4)	8.1	18

Total U.S. Flag Vessels	1,156,116	(313,392)	842,724	(3)	8.4	14

Fleet Total	$2,799,007	$(718,349)	$2,080,658		10.5	56

(1)

Includes one ULCC, eight VLCCs, seven Aframaxes and eight Panamaxes that are pledged as collateral under both the OIN Revolver Facility due on February 5, 2019 and the OIN Secured Term Loan due on August 5, 2019 with an aggregate carrying value of $778,830.

(2)

Includes one Aframax, four Panamaxes and 12 Handysize Product Carriers that are pledged as collateral under both the OIN Revolver Facility and the OIN Secured Term Loan with an aggregate carrying value of $451,166.

(3)

Includes one Handysize Product Carrier and eight ATB tug barge units that are pledged as collateral under the OBS ABL Facility due on February 5, 2019 and three Handysize Product Carriers that are pledged as collateral under the OBS Term Loan due on August 5, 2019. The OBS Term Loan has a second lien on the vessels pledged under the OBS ABL Facility and the OBS ABL Facility has a second lien on the vessels pledged under the OBS Term Loan. Vessels pledged as collateral under the OBS Term Loan and OBS ABL Facility have aggregate carrying values of $489,135.  (See Note 10, “Debt,” to these consolidated financial statements for additional information regarding secured loan facilities).

(4)

The International Flag Crude Tankers segment and the International Flag Product Carriers segment include vessels with an aggregate carrying value of $158,434 and $289,691, respectively, which the Company believes exceeds their aggregate market values of approximately $128,583 and $228,250, by $29,851 and $61,441, respectively.

As of December 31, 2014
			Net	Average	Number of
		Accumulated	Carrying	Vessel Age	Owned
	Cost	Depreciation	Value	(by dwt)	Vessels

International Flag Crude Tankers
VLCCs (includes ULCC)	$681,743	$(187,139)	$494,604	10.1	9
Aframaxes	269,728	(66,800)	202,928	9.6	7
Panamaxes	128,564	(7,046)	121,518	12.3	8
Total International Flag Crude Tankers	1,080,035	(260,985)	819,050	10.3	24

International Flag Product Carriers
Aframax	73,681	(1,191)	72,490	0.4	1
Panamax	196,472	(39,519)	156,953	6.1	4
Handysize	297,928	(39,879)	258,049	9.8	14
Total International Flag Product Carriers	568,081	(80,589)	487,492	7.7	19

Total U.S. Flag Vessels	1,156,063	(262,029)	894,034	7.4	14

Fleet Total	$2,804,179	$(603,603)	$2,200,576	9.5	57

Vessel activity, excluding construction in progress, for the three years ended December 31, 2015 is summarized as follows:

		Accumulated	Net Book
	Vessel Cost	Depreciation	Value
Balance at December 31, 2012	$3,307,813	$(591,256)	$2,716,557
Purchases and vessel additions	2,809	-
Transfers from construction in progress	71,553	-
Disposals	(4,951)	1,837
Depreciation	-	(133,197)
Impairment	(593,201)	227,225

Balance at December 31, 2013	2,784,023	(495,391)	2,288,632
Purchases and vessel additions	27,236	-
Transfers from construction in progress	62,475	-
Disposals	(69,555)	4,808
Depreciation	-	(113,020)

Balance at December 31, 2014	2,804,179	(603,603)	2,200,576
Purchases and vessel additions	1,583	-
Disposals	(6,755)	1,003
Depreciation	-	(115,749)
Balance at December 31, 2015	$2,799,007	$(718,349)	$2,080,658

The total of purchases and vessel additions will differ from expenditures for vessels as shown in the consolidated statements of cash flows because of expenditures for vessels remaining under construction at the beginning and end of each respective period and the timing of when payments were made.

Vessel Impairments

International Fleet

In evaluating whether or not events or circumstances existing during the fourth quarter of 2015 resulted in a triggering event for impairment testing to the International Flag fleet, Management gave consideration to average TCE rates earned by the Company’s vessels versus the Company’s 2015 budget, near term rate forecasts, significant changes in third party valuation appraisals of vessels, and plans or intentions that materially affect how the international fleet will be used in the next 12 months (including disposals). Management concluded there was no triggering event for impairment testing.

Management also gave consideration as to whether events or changes in circumstances had occurred since December 2014 that could indicate that the carrying amounts of the vessels in the Company’s International Flag fleet may not be recoverable as of December 31, 2015. The Company concluded that no such events or changes in circumstances had occurred to warrant a change in the assumptions utilized in the December 2014 impairment tests of its International Flag fleet.

At December 31, 2014, management gave consideration to average TCE rates earned by the Company’s vessels versus the Company’s 2014 budget, near term rate forecasts, and significant changes in third party valuation appraisals of vessels. Management noted a decline in valuations for certain of its Handysize Product Carriers and determined that four such vessels (built between 2009 and 2011) having market valuations below their carrying values at December 31, 2014 should be tested for impairment. Based on tests performed, it was determined that the vessels would generate undiscounted cash flows in excess of their December 31, 2014 carrying values over the remainder of their useful lives. In developing estimates of future cash flows, the Company made assumptions about future performance, with significant assumptions being related to charter rates, ship operating expenses, utilization, drydocking requirements, residual value and the estimated remaining useful lives of the vessels. These assumptions are based on historical trends as well as future expectations. The estimated daily time charter equivalent rates used for unfixed days were based on a combination of (i) internally forecasted rates that are consistent with forecasts provided to the Company’s senior management and Board of Directors, and (ii) the trailing 12-year historical average rates, based on quarterly average rates published by a third party maritime research service. The internally forecasted rates were based on management’s evaluation of current economic data and trends in the shipping and oil and gas industries. Management used the published 12-year historical average rates in its 2014 assumptions as opposed to the 10-year historical average rates that had been used in 2013 and 2012 because of management’s belief that the 12-year period captured an even distribution of strong and weak charter rate periods which resulted in an average mid-cycle rate that was more in line with management’s forecast of a return to mid-cycle charter rate levels in the medium term. Recognizing that the transportation of crude oil and petroleum products is cyclical and subject to significant volatility based on factors beyond the Company’s control, management believes the use of estimates based on the combination of internally forecasted rates and 12-year historical average rates calculated as of the reporting date was reasonable.

Management also gave consideration as to whether other events or changes in circumstances had occurred since December 31, 2013 that could indicate that the carrying amounts of the remaining vessels in its International Flag fleet may not be recoverable as of December 31, 2014. Management concluded that no such events had occurred to warrant a change in the assumptions from those utilized in the December 31, 2013 test.

At December 31, 2013, Management determined that certain events had occurred during the fourth quarter of 2013 with respect to certain vessels within the Company’s International Flag fleet that Management viewed as impairment indicators, triggering the need for an impairment assessment as of December 31, 2013. Such events included (i) the Company’s intentions relative to two older, non-core Aframaxes employed in Lightering through 2013, specifically, management’s assessment of whether or not the Company would drydock and continue to trade such vessels, given the current and expected rate environment, (ii) a significant year-over-year decline in third party valuation appraisals of three Aframaxes that are not pledged as collateral under certain secured facilities and all nine older Panamaxes in the Company’s International Flag fleet and (iii) the inability to reach mutually agreeable terms on how the Company might refinance the pre-petition secured term loan facilities the Company had with certain banks in order to retain the five VLCCs, three Aframaxes, five MRs and two LR1s securing these loans after emergence from bankruptcy protection.

Accordingly, the Company performed impairment tests on 29 of its owned operating International Crude and Products vessels as of December 31, 2013, including five Product Carriers for which impairment charges were taken in 2012. In developing estimates of future cash flows, the Company made assumptions about future performance, with significant assumptions being related to charter rates, ship operating expenses, utilization, drydocking requirements, residual value and the estimated remaining useful lives of the vessels. These assumptions are based on historical trends as well as future expectations. Management prepared undiscounted cash flows weighted based on probabilities assigned to possible outcomes for the vessels, including a probability that all the vessels will continue to be held for use for the remainder of their useful lives and a probability that such vessels will be sold or transferred to the respective lenders at fair value during 2014. Specifically, in estimating future charter rates, management took into consideration rates currently in effect for existing time charters and estimated daily time charter equivalent rates for each vessel class for the unfixed days over the estimated remaining lives of each of the vessels. The estimated daily time charter equivalent rates used for unfixed days were based on a combination of (i) internally forecasted rates that are consistent with forecasts provided to the Company’s senior management and Board of Directors, and (ii) the trailing 10-year historical average rates, based on quarterly average rates published by a third party maritime research service. The internally forecasted rates were based on management’s evaluation of then current economic data and trends in the shipping and oil and gas industries. In addition, the Company took into consideration the potentially favorable impact of the Lender Plan Support Agreement which increased the probability that the fifteen vessels securing the pre-petition term loans would continue to be held for use as part of the International Flag fleet. In estimating the fair value of the vessels for the purposes of step 2 of the impairment tests, the Company utilized a market approach consisting of using an average of three third party appraisals net of a customary 2% broker commissions. Based on the tests performed, impairment charges totaling $365,976 were recorded on two VLCCs, two Aframaxes and two LR1s that were pledged as collateral under the term loans and nine Panamaxes to write-down their carrying values to their estimated fair values at December 31, 2013. Such impairment charges include $211,491 applicable to vessels that are pledged as collateral under the above referenced pre-petition secured term loans.

Management also gave consideration as to whether other events or changes in circumstances had occurred since December 31, 2012 that could indicate that the carrying amounts of the remaining vessels in its International Flag fleet may not be recoverable as of December 31, 2013. Management concluded that no such events had occurred to warrant a change in the assumptions from those utilized in the December 31, 2012 test.

In connection with the goodwill and intangible assets impairment tests performed as of December 31, 2013 (see Note 9, “Intangible Assets”), the Company also recorded a write down aggregating $462 on transportation equipment utilized in the full-service operations of the Company’s International Crude Lightering business.

U.S. Flag fleet

During the third quarter of 2015, in evaluating whether or not certain events or circumstances existing at that time resulted in a triggering event for impairment testing of the U.S. Flag fleet, management gave consideration to various indicators of a weakening of the Jones Act crude oil transportation market that began to materialize during the period. Such indicators included a decline in U.S crude oil production beginning in May 2015 following a decrease in oil prices beginning in late 2014, which quickly led to steep cuts in drilling activity. The resulting decrease in demand for the coastwise transportation of crude oil led to a decline in average daily spot rates for Jones Act tankers during the nine-month period ending September 30, 2015 and the redeployment of several Jones Act vessels, including some of the Company’s vessels, from the crude oil transportation trade to the clean oil transportation trade. In addition, the decline in U.S. crude oil production coupled with the large orderbook for Jones Act vessels scheduled for delivery through late 2017 increased uncertainty around the likelihood of being able to renew or extend the time charters on the Company’s fleet of eight rebuilt Jones Act ATBs, which are currently scheduled to expire between the second quarters of 2016 and 2017. Management believed that if the weakness identified in the market continued for a prolonged period of time, it would become increasingly difficult for the Company’s older ATBs to find employment at attractive rates that justify the expenditure required to put these vessels through their next drydock special surveys.

Management concluded that the above indicators constituted impairment triggering events for six of the eight vessels in the Company’s fleet of rebuilt ATBs at September 30, 2015. In addition, given the uncertainty around how long the weak market conditions discussed above could last, management determined that it was more likely than not that the rebuilt ATBs will be scrapped before the end of their estimated useful lives, which ranged from 2021 to 2028. The indicators discussed above were not considered to be impairment triggering events for the other U.S. Flag ATBs employed in lightering and shuttle tankers in the Company’s fleet as these vessels were built between 2009 and 2010 and do not face the same commercial obsolescence issues faced by the rebuilt ATBs, and are currently operating under long-term charters or contracts of affreightment agreements.

Management prepared undiscounted cash flows models, which utilized weighted probabilities assigned to possible outcomes for the six rebuilt ATBs. In developing estimates of future cash flows, management made assumptions about future performance, with significant assumptions being related to charter rates, ship operating expenses, utilization, drydocking requirements, residual value and the estimated remaining useful lives of the vessels. These assumptions were based on historical trends as well as future expectations, with a significant probability assigned to the possibility that the estimated remaining useful life of each ATB would end at its next drydock special survey date, as management believes it is more likely than not that the Company would scrap these vessels rather than make the significant capital expenditure necessary to comply with regulatory requirements. The estimated daily time charter equivalent rates used for days beyond the expiry of the current time charters were based on internally forecasted rates that are consistent with forecasts provided to the Company’s senior management and Board of Directors, which took into consideration average annual rates published by a third party maritime research service. The internally forecasted rates were based on management’s evaluation of current economic data and trends in the shipping and oil and gas industries. Recognizing that the transportation of crude oil and petroleum products is cyclical and subject to significant volatility based on factors beyond the Company’s control, management believes the use of estimates based on the combination of internally forecasted rates and rates projected by an independent third party maritime research service to be reasonable. Based on tests performed, the sum of the undiscounted cash flows for each of the six rebuilt ATBs were in excess of their September 30, 2015 carrying values and no impairment was therefore recorded at that date. As of December 31, 2015, management determined that there had been no significant changes in the facts and circumstances that existed at the end of September 30, 2015 that would warrant a change to the assumptions utilized in the undiscounted cash flows analysis on the six rebuilt ATBs prepared at that date. Accordingly, no further analysis was performed as of December 31, 2015.

The Company also considered the need to test its U.S. Flag fleet for impairment as of December 31, 2014 and 2013, but did not identify events or changes in circumstances that warranted impairment testing. Factors considered included the resolution during 2012 of uncertainties concerning two recently built ATBs employed in the Delaware Bay Lightering business, the overall turnaround in the Company’s U.S. Flag business over the prior four years and the lack of similar downward rate pressure as that seen in the international markets. Specifically, during the three years ending December 31, 2014, spot and time charter rates increased due to increasing demand for Jones Act tankers and barges resulting from the emerging trade in light tight oil. In addition, since 2013, all of the Company’s U.S. Flag ATBs have been on time charter employment and all the U.S. Flag tankers continue to operate under long-term time charters, many of which have been extended at higher than the then expiring daily charter rates, further evidencing the strong fundamentals in the market. Management considered the impact of the recent drop in oil prices on potential production developments in the U.S. but concluded that forecasts at that time, for increased domestic production during 2015, coupled with the mid to long-term time charter coverage locked in for the Company’s U.S. Flag fleet at that date mitigated such risks. Accordingly, Management concluded that no negative events or changes in circumstances that warranted impairment testing of the U.S. Flag fleet existed at December 31, 2014 or 2013.

Vessel Deliveries

The Company completed construction and took delivery of an International Flag LR2, which is a coated Aframax, and an International Flag Aframax during the years ended December 31, 2014 and 2013, respectively.

Vessel Sales

During the year ended December 31, 2015, the Company sold a 1998-built International Flag Handysize Product Carrier and recognized a gain of $3,236 on the sale of this vessel. For the year ended December 31, 2014, the Company recognized a gain on disposal of vessels of $10,532, including a gain of $10,325 relating to the sale of five International Flag Crude Tankers (two VLCCs, a Panamax and two Aframaxes which had been employed in Lightering operations). The Company recognized a gain on disposal of vessels of $1,167 for the year ended December 31, 2013 relating to the sale of vessel engine parts and a spare U.S. Flag tug boat.

Drydocking activity for the three years ended December 31, 2015 is summarized as follows:

For the year ended December 31,	2015	2014	2013
Balance at January 1	$62,413	$57,248	$74,418
Additions	68,027	37,817	22,024
Sub-total	130,440	95,065	96,442
Drydock amortization	(35,199)	(30,288)	(32,648)
Amounts recognized upon sale/redelivery of vessels and non-cash adjustments	-	(2,364)	(6,546)
Balance at December 31	$95,241	$62,413	$57,248